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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest Event Reported): April 19, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

             000-24149                                    37-1203599
       (Commission File Number)                (IRS Employer Identification No.)

 N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                 53072
  (Address of Principal Executive Offices)                (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)



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Item 12.          Results of Operations and Financial Condition

         Incorporated by reference is a letter to shareholders issued by the registrant on April 19, 2004, filed concurrently herewith as Exhibit 99, relating to the registrant's estimated losses for fiscal year ended December 31, 2003, the expected restatement of earnings for the first quarter ended March 31, 2003 and the second quarter ended June 30, 2003, expected regulatory action and other operational issues.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CIB MARINE BANCSHARES, INC.

Dated:   April 19, 2004                   By: /s/ Donald J. Straka
                                              ---------------------------------
                                              Donald J. Straka,
                                              Senior Vice President, Chief Legal
                                              Officer, Secretary



                                  EXHIBIT INDEX


Exhibit Number        Description of Exhibit      Location
--------------        ----------------------      --------

99                    Letter to Shareholders      Filed electronically herewith.
                      dated April 19, 2004